Fair Value of financial assets and liabilities - Summary for the fair value of the level 3 hierarchy, possible alternative assumptions of significant unobservable inputs (Details) - Level 3 - Contingent consideration - Discount rate - EUR (€)
€ in Thousands
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Fair values
Increase in input	1.50%	1.50%
Decrease in input	(1.50%)	(1.50%)
Increase (decrease) in net result due to increase in input	€ (3)	€ (7)
Increase (decrease) in net result due to decrease in input	€ 3	€ 7